EXHIBIT 32.1


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I Michael
R. Mulcahy, President and Co-Chief Executive Officer, of Trans-Lux Corporation (the "Company"), do hereby certify, to the best of my knowledge that:

    (1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.



                                        /s/ Michael R. Mulcahy
                                        ----------------------------------------
Date: November 13, 2003                 President and Co-Chief Executive Officer
                                        Michael R. Mulcahy





                                                                    EXHIBIT 32.2


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I Thomas Brandt, Executive Vice President and Co-Chief Executive Officer of Trans-Lux Corporation (the "Company"), do hereby certify, to the best of my knowledge that:

    (1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.



                                                    /s/ Thomas Brandt
                                                    ----------------------------
Date: November 13, 2003                             Executive Vice President and
                                                    Co-Chief Executive Officer
                                                    Thomas Brandt





                                                                    EXHIBIT 32.3


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I Angela
D. Toppi, Executive Vice President and Chief Financial Officer of Trans-Lux Corporation (the "Company"), do hereby certify to the best of my knowledge that:

    (1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.



                                                    /s/ Angela D. Toppi
                                                    ----------------------------
Date:  November 13, 2003                            Executive Vice President and
                                                    Chief Financial Officer
                                                    Angela D. Toppi